Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 14:- COMMITMENTS AND CONTINGENT LIABILITIES

a.	Commitments:

1.	Royalty commitments:

Under the Company’s research and development agreements with the Office of the Chief Scientist (“OCS”) and pursuant to applicable laws, the Company is required to pay royalties at the rate of 3.5% of sales of products developed with funds provided by the OCS, up to an amount equal to 100% of the research and development grants (dollar-linked) received from the OCS. The obligation to pay these royalties is contingent upon actual sales of the products. Royalties payable with respect to grants received under programs approved by the OCS after January 1, 1999, are subject to interest on the U.S. dollar-linked value of the total grants received at the annual rate of LIBOR applicable to dollar deposits at the time the grants are received. No grants were received since 2007. As of December 31, 2021, the Company has an outstanding contingent obligation to pay royalties to the OCS, including interest, in the amount of approximately $3,603, with respect to the grants. Since year 2012, the developed software for which the grant was received is no longer being sold and is not expected to be sold in the future, accordingly no royalty expenses were recorded during the respective years, and the Company anticipates that no royalties will be paid in the future.

2.	Litigation:

a.	On February 2, 2020, the Company filed with the Tel-Aviv District Court a claim against Imdecol Ltd., requesting to enforce pledges placed on Imdecol for the benefit of the Company, due to Imdecol’s inability the repay its debts to the Company.

On February 25, 2020, the court ruled in favor of the Company and determined that the pledges are to be enforced.

On July 20, 2020, the court appointed a receiver over the Company’s pledged assets.

On March 22, 2021, the District Court issued a liquidation order is respect of Imdecol and on October 14, 2021 BOS submitted to the liquidator a debt claim.

In October 2021, the District Court approved an agreement, according to which BOS will perform certain adjustment to a machine delivered to SodaStream (a customer of Imdecol) in consideration of NIS 365,812.

b.	On January 3, 2022, The Company received a demand letter on behalf of one of its customer that alleging the Company has materially breached its agreement with the customer by supplying it with a faulty manufacturing machine. The customer requested from the Company reimbursement of a NIS 750,694 (approximately $241,000) payment it had made to the Company in consideration for the machine and NIS 500,000 (approximately $160,000) for claimed damages. Management believes that it can repair the faults the customer has identified in the machine. The Company has recorded a provision in the amount of $241,000 in respect of this matter. In addition, the Company has referred the customer’s claim of damages to its insurance company.

c.	On January 16, 2022, the Company received a letter, on behalf of a former independent sales agent claiming that he was actually an employee and demanding a total of NIS 1,232,709 (approximately $361,000) as employee benefits.

On February 14, 2022, the Company issued a response letter, in which all of the sales agent’s claims were rejected, on the basis of his being a service provider, and therefore not entitled to any rights as an employee.

Based on the information available to the Company at this early stage of the matter, and on consultation with the Company’s counsel, the Company believes that if the service provider choses to bring legal action, its chances to prevail are low.